Exhibit 10.18

CONFIRMATION OF GAS PURCHASE AND SALES AGREEMENT
DATED NOVEMBER 17, 2004 BETWEEN ATLAS RESOURCES, INC. ET. AL.
AND FIRST ENERGY SOLUTIONS CORP.
FOR THE PERIOD FROM APRIL 1, 2006 THROUGH MARCH 31, 2007
PRODUCTION/CALENDAR PERIODS

To: *Mike Brecko*	*From: David Frederick*
Co: *Atlas America*	*Co:* *FESC*
Phone: (412) 262-2830 x126	*Phone: (330) 315-7367*
Fax: (412) 262-3927	*Fax: (330) 315-7250*
Date: November 17, 2004	*Pages: 3*

CONFIRMATION OF GAS PURCHASE AND SALES AGREEMENT

Per our phone conversations this morning, this will confirm the following new price trigger pursuant to the natural gas sale and purchase agreement between Atlas Resources, Inc. et. al. as "Seller" and First Energy Solutions Corp. as "Buyer" :

PERIOD:	April 1, 2006 through March 31, 2007 production/calander periods
LOCATION 1:	All Seller's production delivered to National Fuel Gas Supply Corp. (NFGS) at PL00000015 and Measuring Station PSP1129541 (approximately 400,000 dth/month).
PRICE 1:	Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus \$0.35, per Dth. (73093)
LOCATION 2:	Delivered to East Ohio Gas Company (EOG) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 290,000 mcf/month).
PRICE 2:	Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus \$0.75, per Mcf. (73092)
LOCATION 3:	Delivered to Peoples Natural Gas Company (PNG) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 16,000 mcf/month).
PRICE 3:	Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus \$0.68, per Mcf. (73099)

(continued)

November 17, 2004

PERIOD: April 1, 2006 through March 31, 2007 production/calander periods

LOCATION 4: All Seller's production delivered to Columbia Gas Transmission (TCO) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approximately 300 Dth/month).

PRICE 4: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.23, per Dth. (73101)

LOCATION 5: Delivered to National Fuel Gas Company (NFGD) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 1500 mcf/month).

PRICE 5: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.47, per Mcf. (73096)

LOCATION 6: Delivered to Tennessee Zone 4 (Tenn Z4) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 180,000 Dth/month).

PRICE 6: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.26, per Dth. (73100)

LOCATION 7: Delivered to Columbia Gas of Ohio (COH) at the Measuring Stations which are currently dedicated to the pools and customers of FESC (approx. 2,500 mcf/month).

PRICE 7: Priced each month at the monthly settlement value of the underlying NYMEX natural gas futures contract at expiration, plus $0.70, per Mcf. (73102)

(continued)

November 17, 2004

PERIOD: April 1, 2006 through March 31, 2007 production/calander periods

ADDITIONAL FLOORS AND TRIGGERS

Buyer is prepared to negotiate price floors and/or triggered fixed prices with Seller for any portion of the volume contracted above.

Seller is responsible to deliver a minimum monthly volume at each location identified above equal to the total volume involved at each location in all price-triggered and/or floor-priced portions of this agreement (currently zero). Seller agrees to keep Buyer economically whole in the event that Seller's inability to deliver the minimum monthly volume adversely impacts Buyer's purchased gas cost.

Buyer is to buy all production at the above meters. NFGS and TENN Z4 production will be held to a 20% tolerance of the nominated volume.

APPROVED:

David A. Frederick
FirstEnergy Solutions Corp.

Jeff Simmons
Atlas America

Jeffrey C. Simmons
Exec. VP